EMPEROR PAPER INDUSTRIES LTD.

SUBSCRIPTION AGREEMENT

Emperor Paper Industries Ltd.

5050 Quorum Drive, Suite 700

Dallas, TX  75254

RE:  Emperor Paper Industries Ltd. Common Stock

Ladies and Gentlemen:

The undersigned investor in this Subscription Agreement hereby acknowledges receipt of the Prospectus, dated __________________, 2017, of Emperor Paper Industries Ltd., a Delaware corporation (the “Company”), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus.

The Investor agrees that this Subscription Agreement is subject to availability and acceptance by the Company.

The Investor hereby subscribes for ____________ shares of the Company’s common stock (“Common Stock”) at $0.25 per share, for an aggregate purchase price of $____________.

Payment of $____________ as payment in full of the purchase price is being made via check directly to the Company.

If this subscription is rejected by the Company, in whole or in part, for any reason, all funds will be returned within three business days of the Company’s receipt of such funds, without interest or deduction of any kind.

Purchaser Information:

Printed Name:

____________________________

Signature:

____________________________

Date:

____________________________

Address:

____________________________

____________________________

____________________________

The foregoing Subscription is hereby accepted in full on behalf of Emperor Paper Industries Ltd.

Date: ___________________

EMPEROR PAPER INDUSTRIES LTD.:

By:

Name:

Rajan Ahluwalia

Title:

President and Principal Executive Officer